UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2007

MOLSON COORS BREWING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202

1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5

(Address of Principal Executive Offices, Including Zip Code)

(303) 277-6661 / (514) 521-1786

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 9, 2007, Molson Coors Brewing Company and SABMiller plc announced that they have signed a letter of intent to combine the U.S. and Puerto Rican operations of their respective subsidiaries, Coors Brewing Company and Miller Brewing Company, in a joint venture. Each of the (1) letter of intent, (2) press release announcing the letter of intent and the joint venture and (3) investor presentation released by Molson Coors Brewing Company on its website describing the joint venture is attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and each such document is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document

99.1	Letter of Intent dated October 9, 2007, by and between Molson Coors Brewing Company and SABMiller plc

99.2	Press Release dated October 9, 2007

99.3	Investor Presentation dated October 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

/s/ Samuel D. Walker
By: Samuel D. Walker
Its: Chief Legal Officer

Date: October 9, 2007